Exhibit 20.1
                                                          Computational Material





                          CPS Auto Grantor Trust 1998-2


                      $200,490,176 of Class A Certificates

                                 Underwritten by
                          First Union Capital Markets,
                   a Division of Wheat First Securities, Inc.



                       Preliminary Background Information






This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriter or its respective affiliates. The analyses contained herein have been prepared and disseminated exclusively by the underwriter and the contents and accuracy thereof have not been reviewed by the issuer nor is the issuer or any affiliate thereof responsible for the accuracy thereof. This information was prepared on the basis of certain assumptions (including, in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters, including, but not limited to, the assumptions described in the Offering Document. Different assumptions could yield substantially different results. Neither the underwriter, nor any of its affiliates, makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document and any other information subsequently filed with the Securities and Exchange Commission).

I.  TRANSACTION HIGHLIGHTS
Summary of Offering


Issuer:                             CPS Auto Grantor Trust 1998-2

Seller:                             CPS Receivables Corp.

Underwriter:                        First Union Capital  Markets,  a division of
                                    Wheat First  Securities,  Inc. ("First Union
                                    Capital Markets")

Principal Amount:                   $200,490,176.03

Expected Rating (Moody's/S&P):      Aaa/AAA

Certificate Percentage:             The "Class A  Percentage"  as of any date of
                                    determination  will be  95%.  The  "Class  B
                                    Percentage" as of any date of determination will be 5%.

Pass-Through Rate:                  Interest   will   accrue   on  the  Class  A
                                    Certificate Balance at a rate of [ ]% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months.

Price:                              [  ]

Pricing Prepayment Speed:           1.5 ABS

Projected Weighted Average Life/
Average Life to Call:               1.91 yrs. /1.86 yrs.

Distribution Dates:                 The 15th day of each month  commencing  June
                                    15, 1998.

Trust: CPS Auto Grantor Trust 1998-2 (the "Trust") to be formed pursuant to the Pooling and Servicing Agreement, dated as of May 1, 1998 among the Seller, the Servicer and the Trustee and Standby Servicer (the "Agreement").

Originators:                        Consumer Portfolio Services, Inc. ("CPS"), a
                                    California  corporation,   Samco  Acceptance
                                    Corp. ("Samco"), a Delaware corporation, and
                                    Linc Acceptance  Company LLC ("Linc";  Samco
                                    and Linc are each an "Affiliated Originator"
                                    and   are,    together,    the   "Affiliated
                                    Originators"),  a Delaware limited liability
                                    company   (each,   in  such   capacity,   an
                                    "Originator"     and,     together,      the
                                    "Originators"). CPS holds an 80% ownership interest in each of Samco and Linc.

Servicer:                           Consumer Portfolio Services, Inc. ("CPS" or,
                                    in  its  capacity  as  the   servicer,   the
                                    "Servicer").

Trustee and Standby  Servicer:      Norwest     Bank     Minnesota,     National
                                    Association,  a national banking association
                                    ("Norwest"  and in its  capacity as trustee,
                                    the "Trustee" and in its capacity as standby
                                    servicer,  the "Standby Servicer"),  located
                                    at  Sixth  Street  and   Marquette   Avenue,
                                    Minneapolis, Minnesota 55479-1054.

Certificate Insurer:                Financial   Security   Assurance   Inc.,   a
                                    financial    guaranty    insurance   company
                                    incorporated under the laws of the State of New York (the "Certificate Insurer").

Closing Date:                       On or  about  May  18,  1998  (the  "Closing
                                    Date").

Description of the
Securities Offered:                 The  Certificates  consist  of two  classes,
                                    entitled  [  ]%  Asset-Backed  Certificates,
                                    Class A (the "Class A  Certificates")  and [
                                    ]% Asset-Backed  Certificates,  Class B (the
                                    "Class B  Certificates"  and,  together with
                                    the     Class    A     Certificates,     the
                                    "Certificates").   Each   Certificate   will
                                    evidence   beneficial    ownership   of   an
                                    undivided interest in the Trust. The Class A
                                    Certificates    will   evidence,    in   the
                                    aggregate,   beneficial   ownership   of  an
                                    undivided interest in the Trust Assets equal
                                    to the  Class  A  Percentage  of  the  Trust
                                    Assets,   but  not  including  any  interest
                                    received by the Trust in excess of the Class
                                    A    Pass-Through    Rate.   The   Class   B
                                    Certificates    will   evidence,    in   the
                                    aggregate,   beneficial   ownership   of  an
                                    undivided interest in the Trust Assets equal
                                    to the  Class  B  Percentage  of  the  Trust
                                    Assets,   but  not  including  any  interest
                                    received by the Trust in excess of the Class
                                    B Pass-Through Rate.

                                    The "Class A Percentage" as of any date of determination will be 95%. The "Class B Percentage" as of any date of determination will be 5%.

                                    The rights of the Class B Certificates to receive distributions will be subordinated to the rights of the Class A Certificates and the Certificate Insurer to the extent described herein.

                                    The Class A Certificates will be offered for purchase in denominations of $1,000 and in integral multiples thereof.

                                    Trust Assets: The property of the Trust (the
                                    "Trust  Assets")  will include (i) a pool of
                                    retail     installment     sale    contracts
                                    (collectively, the "Receivables") secured by
                                    the new and used automobiles,  light trucks,
                                    vans  and  minivans  financed  thereby  (the
                                    "Financed  Vehicles"),  (ii) with respect to
                                    Rule of 78's  Receivables,  all payments due
                                    thereon  after  May  1,  1998  (the  "Cutoff
                                    Date"), and, with respect to Simple Interest
                                    Receivables,     all    payments    received
                                    thereunder  after  the  Cutoff  Date,  (iii)
                                    security interests in the Financed Vehicles,
                                    (iv) certain bank  accounts and the proceeds
                                    thereof,  (v) the  right  of the  Seller  to
                                    receive   proceeds  from  claims  under,  or
                                    refunds of unearned  premiums from,  certain
                                    insurance   policies  and  extended  service
                                    contracts,   (vi)  all   right,   title  and
                                    interest   of  the  Seller  in  and  to  the
                                    Purchase   Agreements  (as  defined  below),
                                    (vii) the Policy  issued by the  Certificate
                                    Insurer   with   respect   to  the  Class  A
                                    Certificates,   and  (viii)   certain  other
                                    property,  as more fully  described  herein.
                                    The  Receivables  will be  purchased  by the
                                    Seller from CPS,  Samco or Linc  pursuant to
                                    the Purchase  Agreements  on or prior to the
                                    Closing  Date.  The  Receivables  arise from
                                    loans  originated  by  automobile   dealers,
                                    independent  finance  companies  ("IFCs") or
                                    Deposit Institutions for assignment to CPS, Samco or Linc pursuant to CPS's auto loan programs.

The Receivables:                    As  of  the  Cutoff  Date,   the   aggregate
                                    outstanding   principal   balance   of   the
                                    Receivables was $211,042,291  (the "Original
                                    Pool  Balance").  On the Closing  Date,  the
                                    Seller will  purchase the  Receivables  from
                                    CPS,   Samco  and  Linc  pursuant  to  three
                                    purchase agreements, each dated as of May 1,
                                    1998 (the "CPS Purchase  Agreement",  "Samco
                                    Purchase   Agreement"   and  "Linc  Purchase
                                    Agreement",   respectively,   and  each,   a
                                    "Purchase  Agreement"  and,  together,   the
                                    "Purchase  Agreements"),  each  between  the
                                    respective  Originator  and the Seller.  The
                                    Receivables sold by CPS, Samco and Linc (the
                                    "CPS Receivables",  "Samco  Receivables" and
                                    "Linc   Receivables",   respectively)   will
                                    represent  approximately  92.12%,  5.53% and
                                    2.35%, respectively,  of the Pool Balance as
                                    of the Cutoff Date. The Trust, in turn, will
                                    purchase the Receivables on the Closing Date
                                    from the Seller, and the Servicer will agree
                                    to service the Receivables,  pursuant to the
                                    Pooling   and   Servicing   Agreement.   The
                                    Receivables consist of retail installment sale contracts secured by new and used automobiles, light trucks, vans and minivans including, with respect to Rule of 78's
                                    Receivables, the rights to all payments due with respect to such Receivables after the Cutoff Date, and, with respect to Simple
                                    Interest Receivables, the rights to all payments received with respect to such

                                    Receivables after the Cutoff Date. As of the
                                    Cutoff  Date,  approximately  91.08%  of the
                                    aggregate    principal    balance   of   the
                                    Receivables  represented  financing  of used
                                    vehicles.  The Receivables  arise from loans
                                    originated    by     automobile     dealers,
                                    independent  finance  companies  ("IFCs") or
                                    Deposit Institutions for assignment to CPS, Samco or Linc pursuant to CPS's auto loan programs. The auto loan programs target automobile purchasers with marginal credit ratings who are generally unable to obtain credit from banks or other low-risk lenders. The Receivables have been selected from the contracts owned by the Originators based on the criteria specified in the Agreement.

                                    Each Receivable is a Rule of 78's Receivable
                                    or a Simple Interest  Receivable.  As of the
                                    Cutoff  Date,  the weighted  average  annual
                                    percentage   rate   (the   "APR")   of   the
                                    Receivables was  approximately  20.45%,  the
                                    weighted average  remaining term to maturity
                                    of the Receivables was  approximately  56.35
                                    months and the weighted average original term to maturity of the Receivables was approximately 57.46 months. As of the Cutoff Date, no Receivable had a scheduled maturity later than May 2003.

Class A Certificate Balance:        The  "Class  A  Certificate   Balance"  will
                                    equal, initially,  the Class A Percentage of
                                    the Original Pool Balance as of the close of
                                    business on the Cutoff Date,  and thereafter
                                    will equal the initial  Class A  Certificate
                                    Balance    reduced    by    all    principal
                                    distributions on the Class A Certificates.

Class A Pass-Through Rate:          Interest   will   accrue   on  the  Class  A
                                    Certificate Balance at a rate of [ ]% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months (the
                                    "Class A Pass-Through Rate").

Class B Certificate Balance:        The  "Class  B  Certificate   Balance"  will
                                    equal, initially,  the Class B Percentage of
                                    the Original Pool Balance as of the close of
                                    business on the Cutoff Date,  and thereafter
                                    will equal the initial  Class B  Certificate
                                    Balance    reduced    by    all    principal
                                    distributions on the Class B Certificates.

Class B Pass-Through Rate:          Interest   will  accrue  on  the   principal
                                    balance   of  the   Class   B   Certificates
                                    outstanding from time to time at a rate of [
                                    ]% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months (the "Class B Pass-Through Rate").

Interest:                           On the  15th of  each  month  (or  the  next
                                    following  Business Day)  beginning June 15,
                                    1998 (each, a "Distribution Date"), the

                                    Trustee  will, to the extent there are funds
                                    available from the sources described herein,
                                    pass-through  and (i) distribute pro rata to
                                    the   holders  of  record  of  the  Class  A
                                    Certificates       (the       "Class       A
                                    Certificateholders")   as  of  the   related
                                    Record Date thirty (30) days' of interest at
                                    the Class A Pass-Through Rate on the Class A
                                    Certificate  Balance  as  of  the  close  of
                                    business  on the  last  day  of the  related
                                    Collection  Period and (ii)  distribute  pro
                                    rata to the holders of record of the Class B
                                    Certificates       (the       "Class       B
                                    Certificateholders")   as  of  the   related
                                    Record Date thirty (30) days' of interest at
                                    the Class B Pass-Through Rate on the Class B
                                    Certificate  Balance  as  of  the  close  of
                                    business  on the  last  day  of the  related
                                    Collection   Period.   The  final  scheduled
                                    Distribution Date on the Certificates will be the November 2003 Distribution Date (the "Final Scheduled Distribution Date").

Principal:                          On each Distribution Date, the Trustee will,
                                    to the extent that there are funds available
                                    from   the   sources    described    herein,
                                    distribute to

                                    (a) the Class A Certificateholders as of the
                                    related  Record Date an amount  equal to the
                                    Class   A   Percentage   of  the   Principal
                                    Distributable  Amount  and (b)  the  Class B
                                    Certificateholders  as of the related Record
                                    Date  an   amount   equal  to  the  Class  B
                                    Percentage  of the  Principal  Distributable
                                    Amount. The "Principal Distributable Amount"
                                    for a Distribution  Date shall equal the sum
                                    of  (a)  the   principal   portion   of  all
                                    Scheduled  Payments due and received  during
                                    the preceding  Collection  Period on Rule of
                                    78's   Receivables   and  all   payments  of
                                    principal   received   on  Simple   Interest
                                    Receivables during the preceding  Collection
                                    Period;  (b) the  principal  portion  of all
                                    prepayments in full  (including  prepayments
                                    in  full  resulting  from  collections  with
                                    respect to a Receivable  received during the
                                    preceding Collection Period plus any amounts
                                    applied  from  the  Payahead   Account  with
                                    respect   to   such   Receivable)   (without
                                    duplication of amounts included in (a) above
                                    and  (d)  below);  (c)  the  portion  of the
                                    Purchase  Amount  allocable  to principal of
                                    each  Receivable that was repurchased by CPS
                                    or  purchased by the Servicer as of the last
                                    day  of  the   related   Collection   Period
                                    (without duplication of the amounts referred
                                    to in (a) and (b) above);  (d) the Principal
                                    Balance of each Receivable that first became
                                    a Liquidated Receivable during the preceding
                                    Collection  Period  (without  duplication of
                                    the amounts  included in (a) and (b) above);
                                    and (e) the  aggregate  amount  of Cram Down
                                    Losses that shall have  occurred  during the
                                    preceding    Collection    Period   (without
                                    duplication  of  amounts   included  in  (a)
                                    through (d) above). In
                                    addition,    on    the    Final    Scheduled
                                    Distribution Date, the principal required to
                                    be    distributed    to    the    Class    A
                                    Certificateholders   will   equal  the  then
                                    outstanding Class A Certificate Balance and the principal required to be distributed to the Class B Certificateholders will equal the then outstanding Class B Certificate Balance.

                                    A  "Collection  Period"  with  respect  to a
                                    Distribution Date will be the calendar month
                                    preceding    the   month   in   which   such
                                    Distribution Date.

                                    "Scheduled    Payments   means,    for   any
                                    Collection Period,  for any Receivable,  the
                                    amount  indicated  in  such  Receivables  as
                                    required   to  be   paid   by  the   obligor
                                    thereunder   in   such   Collection   Period
                                    (without  giving  effect  to  deferments  of
                                    payments granted to obligors by the Services
                                    pursuant   to   the    Agreement    or   any
                                    rescheduling of payments in any insolvency or similar proceedings).

Priority of Payments:               On each Distribution Date, the Trustee shall
                                    make the following distributions in the Following order of priority:

                                    (i) to the  Servicer,  the Servicing Fee and
                                    all   unpaid   Servicing   Fees;   provided,
                                    however, that as long as CPS is the Servicer
                                    and Norwest,  is the Standby  Servicer,  the
                                    Trustee   will  first  pay  to  the  Standby
                                    Servicer out of the Servicing Fee otherwise payable to CPS an amount equal to the Standby Fee;

                                    (ii)  in  the  event  the  Standby  Servicer
                                    becomes  the  successor  Servicer,   to  the
                                    Standby  Servicer,   reasonable   transition
                                    expenses   (up  to  a  maximum  of  $50,000)
                                    incurred in becoming successor Servicer;

                                    (iii) to the  Trustee,  the Trustee Fee , to
                                    the  extent  not  previously   paid  by  the
                                    Servicer, and other reasonable expenses of the Trustee;

                                    (iv) to the  Collateral  Agent all fees,  to
                                    the  extent  not  previously   paid  by  the
                                    Servicer,   and  expenses   payable  to  the
                                    Collateral   Agent  with   respect  to  such
                                    Distribution Date;

                                    (v) to the Class A  Certificateholders,  the
                                    Class A Interest Distributable Amount and any Class A Interest Carryover Shortfall, plus interest on such Class A Interest Carryover

                                    Shortfall, to the extent permitted by law, at the Class A Pass-Through Rate through the current Distribution Date;

                                    (vi) to the Class B Certificateholders,  the
                                    Class B Interest Distributable Amount and any Class B Interest Carryover Shortfall, plus interest on such Class B Interest Carryover Shortfall, to the extent permitted by law, at the Class B Pass-Through Rate through the current Distribution Date;

                                    (vii) to the Class A Certificateholders, the
                                    Class A Principal Distributable Amount and any Class A Principal Carryover Shortfall;

                                    (viii)  to  the  Certificate   Insurer,  any
                                    amounts due to the Certificate Insurer under the terms of the Agreement and under the Insurance Agreement;

                                    (ix) in the event any person  other than the
                                    Standby  Servicer  becomes the Servicer,  to
                                    such    successor    Servicer,    reasonable
                                    transition  expenses  (up  to a  maximum  of
                                    $50,000)  incurred  in  becoming   successor
                                    Servicer;

                                    (x) to the Class B  Certificateholders,  the
                                    Class B Principal Distributable Amount and any Class B Principal Carryover Shortfall; and

                                    (xi) to the Collateral Agent, for deposit into the Spread Account, the remaining Total Distribution Amount, if any.

Spread Account:                     The  Seller  has  agreed to cause the Spread
                                    Account   to   be   established   with   the
                                    Collateral  Agent  for  the  benefit  of the
                                    Certificate   Insurer  and  the  Trustee  on
                                    behalf  of the  Class A  Certificateholders.
                                    Any portion of the Total Distribution Amount
                                    remaining  on any  Distribution  Date  after
                                    payment of all fees and expenses due on such
                                    date to the Servicer,  the Standby Servicer,
                                    the  Trustee,   the  Collateral  Agent,  the
                                    Certificate  Insurer, any successor Servicer
                                    and all principal and interest  payments due
                                    to   the    Certificateholders    on    such
                                    Distribution  Date, will be deposited in the
                                    Spread  Account  and held by the  Collateral
                                    Agent for the  benefit  of the  Trustee,  on
                                    behalf  of the  Class A  Certificateholders,
                                    and the Certificate  Insurer. The Collateral
                                    Agent  will not hold for the  benefit of the
                                    Class B  Certificateholders  the  amounts on
                                    deposit  in  the   Spread   Account  on  any
                                    Distribution Date, which (after all payments
                                    required  to be made on such  date have been
                                    made) are in excess of the
                                    requisite  amount  determined  from  time to
                                    time in  accordance  with certain  portfolio
                                    performance   tests   agreed   upon  by  the
                                    Certificate  Insurer  and  the  Seller  as a
                                    condition  to the  issuance  of  the  Policy
                                    (such  requisite   amount,   the  "Requisite
                                    Amount").  If on any Distribution  Date, the
                                    Total  Distribution  Amount is  insufficient
                                    (taking into account the  application of the
                                    Total Distribution  Amount to the payment of
                                    the Class B  Interest  Distributable  Amount
                                    and   any   Class   B   Interest   Carryover
                                    Shortfall) to pay all distributions required
                                    to  be  made  on  such   day   pursuant   to
                                    priorities  (i),  (ii),  (iii),  (iv),  (v),
                                    (vii),  (viii) and (ix) referred to above in
                                    "Priority of  Payments",  amounts on deposit
                                    in the Spread Account will be applied to pay
                                    the  amounts due on such  Distribution  Date
                                    pursuant  to  such   priorities  (i),  (ii),
                                    (iii), (iv), (v), (vii), (viii) and (ix).

Subordination:                      Distributions  of  interest  on the  Class B
                                    Certificates   will   be   subordinated   in
                                    priority of payment to  interest  due on the
                                    Class  A  Certificates.   Distributions   of
                                    principal on the Class B  Certificates  will
                                    be  subordinated  in  priority of payment to
                                    interest  and  principal  due on the Class A
                                    Certificates.   Accordingly,   the  Class  A
                                    Certificates  will  receive  the  benefit of
                                    amounts   otherwise   due  on  the  Class  B
                                    Certificates  as credit  enhancement.  Funds
                                    otherwise  available  to pay interest on the
                                    Class B  Certificates  will be applied first
                                    to the  payment  of any  amounts  due on the
                                    Class A Certificates on account of the Class
                                    A  Interest  Distributable  Amount  and  any
                                    Class A Interest Carryover  Shortfall before
                                    any  portion  thereof is paid to the Class B
                                    Certificateholders   and   funds   otherwise
                                    available  to pay  principal  of the Class B
                                    Certificates  will be  applied  first to the
                                    payment    of   the    Class   A    Interest
                                    Distributable  Amount,  any Class A Interest
                                    Carryover  Shortfall,  the Class A Principal
                                    Distributable   Amount   and  any   Class  A
                                    Principal Carryover Shortfall before any portion thereof is paid to the Class B
                                    Certificateholders.

Distribution and
Record Dates:                       A  "Distribution  Date" will be the 15th day
                                    of each  month (or if such 15th day is not a
                                    business  day, the next  following  business
                                    day)  commencing  June 15, 1998.  The record
                                    date  applicable to each  Distribution  Date
                                    (each, a "Record Date") will be the 10th day
                                    of  the   calendar   month  in  which   such
                                    Distribution Date occurs.

Repurchases and
Purchases of
Certain Receivables:                CPS has  made  certain  representations  and
                                    warranties   relating  to  the   Receivables
                                    (including  the  Samco  Receivables  and the
                                    Linc  Receivables)  to the Seller in the CPS
                                    Purchase Agreement,  and the Seller has made
                                    such  representations and warranties for the
                                    benefit  of the  Trust  and the  Certificate
                                    Insurer in the  Agreement.  The Trustee,  as
                                    acknowledged   assignee  of  the  repurchase
                                    obligations   of  CPS  under  the   Purchase
                                    Agreement,  will be  entitled to require CPS
                                    to repurchase any Receivable  (including any
                                    Samco Receivable or Linc Receivable) if such
                                    Receivable is materially  adversely affected
                                    by  a  breach  of  any   representation   or
                                    warranty made by CPS with respect to the Receivable and such breach has not been cured within the applicable cure period following discovery by the Seller or CPS or notice to the Seller and CPS.

                                    The Servicer will be obligated to repurchase
                                    any  Receivable  if, among other things,  it
                                    extends  the date for final  payment  by the
                                    Obligor of such  Receivable  beyond the last
                                    day of  the  penultimate  Collection  Period
                                    preceding the Final  Scheduled  Distribution
                                    Date  or  fails  to   maintain  a  perfected
                                    security interest in the Financed Vehicle.

The Policy:                         On the Closing Date,  the Insurer will issue
                                    the Policy to the Trustee for the benefit of
                                    the   Class   A   Certificateholders    (the
                                    "Policy").   Pursuant  to  the  Policy,  the
                                    Insurer will unconditionally and irrevocably
                                    guarantee to the Class A  Certificateholders
                                    payment  of the Class A  Certificateholders'
                                    Interest  Distributable Amount and the Class
                                    A       Certificateholders'        Principal
                                    Distributable  Amount   (collectively,   the
                                    "Class A Guaranteed Distribution Amount") on
                                    each   Distribution   Date.   The   Class  B
                                    Certificates do not have the benefit of the Policy.

Servicing:                          The  Servicer   will  be   responsible   for
                                    servicing,  managing and making  collections
                                    on the Receivables.  On or prior to the next
                                    billing  period after the Cutoff  Date,  the
                                    Servicer  will notify  each  Obligor to make
                                    payments  with  respect  to the  Receivables
                                    after the  Cutoff  Date  directly  to a post
                                    office  box in the name of the  Trustee  for
                                    the  benefit of the  Certificateholders  and
                                    the  Certificate  Insurer  (the "Post Office
                                    Box"). On each Business Day, Bank of America
                                    National Trust and Savings  Association,  as
                                    the  lock-box   processor   (the   "Lock-Box
                                    Processor"), will transfer any such payments
                                    received in the Post Office Box to a
                                    segregated   lock-box  account  at  Bank  of
                                    America (the "Lock-Box  Bank"),  in the name
                                    of  the  Seller  for  the   benefit  of  the
                                    Certificateholders   and   the   Certificate
                                    Insurer (the "Lock-Box Account"). Within two
                                    Business Days of receipt of funds into the Lock-Box Account, the Servicer is required to direct the Lock-Box Bank to effect a transfer of funds from the Lock-Box Account to one or more accounts established with the Trustee.

Standby Servicer:                   If an Event of Default  occurs  and  remains
                                    unremedied,   (1)  provided  no  Certificate
                                    Insurer   Default   has   occurred   and  is
                                    continuing,  then the Certificate Insurer in
                                    its sole and absolute discretion,  or (2) if
                                    a  Certificate  Insurer  Default  shall have
                                    occurred and be continuing, then the Trustee
                                    or  the  holders  of  Class  A  Certificates
                                    evidencing  not less than 25% of the Class A
                                    Certificate   Balance,   may  terminate  the
                                    rights and obligations of the Servicer under
                                    the Agreement. If such event occurs when CPS
                                    is  the  Servicer,  or,  if CPS  resigns  as
                                    Servicer or is terminated as Servicer by the
                                    Certificate   Insurer,   Norwest   (in  such
                                    capacity,   the  "Standby  Servicer"),   has
                                    agreed to serve as successor  Servicer under
                                    the   Agreement   pursuant  to  a  Servicing
                                    Assumption Agreement dated as of May 1, 1998
                                    among  CPS,  the  Standby  Servicer  and the
                                    Trustee    (the    "Servicing     Assumption
                                    Agreement").   The  Standby   Servicer  will
                                    receive a portion of the  Servicing Fee (the
                                    "Standby Fee") for agreeing to stand by as successor Servicer and for performing other functions. If the Standby Servicer or any other entity serving at the time as Standby
                                    Servicer becomes the successor Servicer, it will receive compensation at a Servicing Fee
                                    Rate not to exceed 3.00% per annum.

Servicing Fee:                      The Servicing Fee for each Distribution Date
                                    shall be equal to the sum of (i) the  result
                                    of  one-twelfth  times  2.00%  of  the  Pool
                                    Balance as of the close of  business  on the
                                    last day of the second preceding  Collection
                                    Period  plus (ii) the result of  one-twelfth
                                    times  0.08%  of the  aggregate  outstanding
                                    principal  balance of the Certificates as of
                                    the close of business on the last day of the
                                    second    preceding    Collection    Period;
                                    provided,  however, that with respect to the
                                    first Distribution Date the Servicer will be
                                    entitled to receive a Servicing Fee equal to
                                    the sum of (i)  the  result  of  one-twelfth
                                    times  2.00% of the  Original  Pool  Balance
                                    plus (ii) the  result of  one-twelfth  times
                                    0.08% of the aggregate outstanding principal
                                    balance  of  the   Certificates  as  of  the
                                    Closing  Date.   As   additional   servicing
                                    compensation, the Servicer will also be entitled to certain late fees, prepayment charges and other administrative fees or similar charges. For so long as CPS is

                                    Servicer, a portion of the Servicing Fee, equal to the Standby Fee, will be payable to the Standby Servicer.

Optional Purchase:                  The Servicer may at its option  purchase all
                                    the  Receivables  as of the  last day of any
                                    month  on  or  after  which  the   aggregate
                                    principal  balance  of  the  Receivables  is
                                    equal  to 10% or less of the  Original  Pool
                                    Balance,  at a purchase  price  equal to the
                                    aggregate    principal    balance   of   the
                                    Receivables,  plus  accrued  interest at the
                                    respective    APRs;    provided   that   the
                                    Servicer's right to exercise such option will be subject to the prior approval of the Certificate Insurer if, after giving effect thereto, a claim under the Policy would occur or any amount owing to the Certificate
                                    Insurer  or  the  holders  of  the  Class  A
                                    Certificates would remain unpaid.

Certain Legal Aspects of
the Receivables;
Purchase Obligations:               In   connection   with   the   sale  of  the
                                    Receivables,   security   interests  in  the
                                    Financed  Vehicles  securing the Receivables
                                    will be assigned by the  Originators  to the
                                    Seller  pursuant to the Purchase  Agreements
                                    and by the Seller to the Trustee pursuant to
                                    the  Agreement.  Certain of the  Receivables
                                    (the "Affiliate Receivables"),  representing
                                    approximately   7.88%   of   the   aggregate
                                    principal  balance of the  Receivables as of
                                    the Cutoff  Date,  have been  originated  by
                                    Samco  or  Linc,   affiliates  of  CPS.  The
                                    certificates   of  title  to  the   Financed
                                    Vehicles  securing the Receivables  show the
                                    applicable Originator as the lienholder. Due
                                    to the  administrative  burden and  expense,
                                    the  certificates  of title to the  Financed
                                    Vehicles   (including   those  securing  the
                                    Affiliate  Receivables)  will not be amended
                                    or  re-issued  to  reflect  the   assignment
                                    thereof to the  Trustee.  In the  absence of
                                    such an amendment,  the Trustee may not have
                                    a   perfected   security   interest  in  the
                                    Financed  Vehicles  securing the Receivables
                                    in some states. The Seller will be obligated
                                    to purchase any Receivable sold to the Trust
                                    as to  which  there  did  not  exist  on the
                                    Closing Date a perfected  security  interest
                                    in the name of the  Seller  in the  Financed
                                    Vehicle,  and the Servicer will be obligated
                                    to purchase any Receivable sold to the Trust
                                    as  to  which  it  failed  to   maintain   a
                                    perfected  security  interest in the name of
                                    CPS,  Samco or Linc in the Financed  Vehicle
                                    securing such  Receivable  (which  perfected
                                    security  interest has been assigned to, and
                                    is for the benefit of, the  Trustee)  if, in
                                    either  case,  such  breach  materially  and
                                    adversely affects the interest of the Trust,
                                    the  Trustee or the  Certificate  Insurer in
                                    such  Receivable  and  if  such  failure  or
                                    breach  is not  cured by the last day of the
                                    second (or, if CPS or the  Servicer,  as the
                                    case may be, elects, the first) month
                                    following  the discovery by or notice to CPS
                                    or the Servicer, as the case may be, of such
                                    breach.  To the extent the security interest
                                    of CPS,  Samco  or Linc  is  perfected,  the
                                    Trustee   will  have  a  prior   claim  over
                                    subsequent   purchasers   of  such  Financed
                                    Vehicle   and   holders   of    subsequently
                                    perfected security  interests.  However,  as
                                    against  liens  for  repairs  of a  Financed
                                    Vehicle or for unpaid storage charges or for
                                    taxes   unpaid   by  an   Obligor   under  a
                                    Receivable, or through fraud, forgery or negligence or error, CPS, Samco or Linc, and therefore the Trust could lose its prior perfected security interest in a Financed
                                    Vehicle. Neither CPS nor the Servicer will have any obligation to purchase a Receivable as to which a lien for repairs of a Financed
                                    Vehicle or for taxes unpaid by an Obligor under a Receivable result in losing the priority of the security interest in such Financed Vehicle after the Closing Date.

Book-Entry Certificates:            The Class A  Certificates  initially will be
                                    represented  by  certificates  registered in
                                    the  name  of  Cede  & Co.  ("Cede")  as the
                                    nominee  of  The  Depository  Trust  Company
                                    ("DTC"),  and will only be  available in the
                                    form of  book-entries  on the records of DTC
                                    and participating  members thereof.  Persons
                                    acquiring  beneficial ownership interests in
                                    the Class A  Certificates  may elect to hold
                                    their  Certificates   through  DTC,  in  the
                                    United  States,  or Centrale de Livraison de
                                    Valeurs  Mobilieres  S.A.  ("CEDEL")  or the
                                    Euroclear System  ("Euroclear"),  in Europe.
                                    Transfers within DTC, CEDEL or Euroclear, as
                                    the case may be, will be in accordance  with
                                    the usual rules and operating  procedures of
                                    the relevant system.  So long as the Class A
                                    Certificates  are book- entry  Certificates,
                                    such  Certificates  will be evidenced by one
                                    or more Class A  Certificates  registered in
                                    the name of Cede,  as the  nominee of DTC or
                                    one    of    the    relevant    depositories
                                    (collectively, the "European Depositaries").
                                    Crossmarket    transfers   between   persons
                                    holding directly or indirectly  through DTC,
                                    on the one hand, and counterparties  holding
                                    directly  or  indirectly  through  CEDEL  or
                                    Euroclear, on the other, will be effected in
                                    DTC through Chase  Manhattan  Bank,  N.A. or
                                    Morgan  Guaranty  Trust Company of New York,
                                    as   depositories  of  CEDEL  or  Euroclear,
                                    respectively, and each participating member of DTC. Certificates representing the Class
                                    A Certificates will be issued in definitive form only under the limited circumstances described herein. All references herein to "holders" of the Class A Certificates or
                                    "Class A Certificateholders" shall reflect the rights of beneficial owners of the Class
                                    A Certificates ("Certificate Owners") as they may indirectly exercise such rights through DTC and participating members thereof, except as otherwise specified herein.

Tax Status:                         In the opinion of Mayer,  Brown & Platt,  as
                                    special tax counsel to the Seller, the Trust
                                    will be  classified  for federal  income tax
                                    purposes  as a  grantor  trust and not as an
                                    association   taxable   as  a   corporation.
                                    Certificateholders    must   report    their
                                    respective allocable shares of income earned
                                    on Trust  Assets  (other  than  any  amounts
                                    treated as "stripped  coupons") and, subject
                                    to   certain   limitations   applicable   to
                                    individuals,  estates and trusts, may deduct
                                    their   respective   allocable   shares   of
                                    reasonable  servicing  and  other  expenses.
                                    Prospective investors should note that no rulings have been or will be sought from the Internal Revenue Service (the "Service") with respect to any of the federal income tax consequences discussed herein, and no assurance can be given that the Service will not take contrary positions.

ERISA Considerations:               As   described    herein,    the   Class   A
                                    Certificates  may be  purchased  by employee
                                    benefit   plans  that  are  subject  to  the
                                    Employee  Retirement  Income Security Act of
                                    1974, as amended ("ERISA"). Any benefit plan fiduciary considering the purchase of Class
                                    A Certificates should, among other things, consult with its counsel in determining whether all required conditions have been satisfied.

Rating of the Class A Certificates: It is a condition of issuance that the Class
                                    A  Certificates  be rated  "Aaa" by  Moody's
                                    Investors  Service,   Inc.  ("Moody's")  and
                                    "AAA" by Standard & Poor's  Rating  Services
                                    ("Standard  &  Poor's"  and  together   with
                                    Moody's, the "Rating Agencies"), on the basis of the issuance of the Policy by the Certificate Insurer. A security rating is not a recommendation to buy, sell or hold securities and may be revised or withdrawn at any time by the assigning Rating Agency.

II.      PORTFOLIO SUMMARY AS OF THE CUTOFF DATE

A.       Composition of Receivables
-----------------------------------

Weighted           Aggregate          Number of      Average          Weighted            Weighted         Weighted
Average APR        Principal          Receivables    Principal        Average             Average          Average
of Receivables     Balance            in Pool        Balance          Remaining Term      Original Term    Seasoning
--------------     -------            -------        -------          --------------      -------------    ---------

20.45%             211,042,291        16,831         12,538.90        56.35               57.46            1.11


B.       Distribution of Receivables by APR
-------------------------------------------

APR Range                                                                                         Percent of
Greater Than              Less            Aggregate           Percent of       Number of           Number of
or Equal to               Than        Principal Balance      Pool Balance     Receivables         Receivables
-----------               ----        -----------------      ------------     -----------         -----------

  15.00%                 16.00%               30,079             0.01%               2               0.01%
  16.00%                 17.00%              176,988             0.08%              11               0.07%
  17.00%                 18.00%            7,618,134             3.61%             511               3.04%
  18.00%                 19.00%           34,391,142            16.30%           2,496              14.83%
  19.00%                 20.00%           36,217,745            17.16%           2,666              15.84%
  20.00%                 21.00%           43,318,487            20.53%           3,275              19.46%
  21.00%                 22.00%           47,645,179            22.58%           3,977              23.63%
  22.00%                 23.00%            7,102,323             3.37%             610               3.62%
  23.00%                 24.00%           14,399,487             6.82%           1,314               7.81%
  24.00%                 25.00%           19,143,628             9.07%           1,860              11.05%
  25.00%                 26.00%              706,261             0.33%              72               0.43%
  26.00%                                     292,838             0.14%              37               0.22%

   Total                                 211,042,291           100.00%          16,831             100.00%


C.       Distribution of Receivables by New vs. Used Vehicles
-------------------------------------------------------------

                                                                                Percent of
                Aggregate           Percent of            Number of              Number of
New/Used    Principal Balance      Pool Balance          Receivables           Receivables
--------    -----------------      ------------          -----------           -----------

  New            18,828,538             8.92%                1,184                 7.03%
  Used          192,213,753            91.08%               15,647                92.97%

  Total         211,042,291           100.00%               16,831               100.00%


-------------------------------------------------------------------------------------------------------------------

                           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
                             RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT OUR FIRST UNION
                                    CAPITAL MARKETS REPRESENTATIVE IMMEDIATELY.

D.       Geographic Distribution
--------------------------------

                                                                              Percent of
                                  Aggregate        Percent of     Number of    Number of
State                         Principal Balance   Pool Balance   Receivables  Receivables
-----                         -----------------   ------------   -----------  ----------

California                          38,892,156       18.43%        2,924         17.37%
Florida                             14,608,663        6.92%        1,195          7.10%
Texas                               13,765,389        6.52%        1,036          6.16%
North Carolina                      13,462,969        6.38%        1,028          6.11%
Louisiana                           11,846,030        5.61%          925          5.50%
Alabama                             11,562,410        5.48%          956          5.68%
Michigan                            11,414,123        5.41%          894          5.31%
Pennsylvania                        10,723,494        5.08%          866          5.15%
Illinois                             9,852,782        4.67%          839          4.98%
Tennessee                            7,423,124        3.52%          619          3.68%
Georgia                              6,835,549        3.24%          562          3.34%
South Carolina                       6,232,492        2.95%          500          2.97%
New York                             5,470,505        2.59%          464          2.76%
Maryland                             4,847,061        2.30%          386          2.29%
New Jersey                           4,170,187        1.98%          337          2.00%
Hawaii                               3,626,028        1.72%          294          1.75%
Mississippi                          3,491,417        1.65%          273          1.62%
Indiana                              3,358,638        1.59%          283          1.68%
Virginia                             3,325,633        1.58%          270          1.60%
Nevada                               3,283,201        1.56%          260          1.54%
Ohio                                 3,193,490        1.51%          282          1.68%
Washington                           2,986,224        1.41%          239          1.42%
Minnesota                            2,973,233        1.41%          242          1.44%
Kentucky                             2,599,996        1.23%          232          1.38%
All Others (1)                      11,097,494        5.26%          925          5.50%

        Total                      211,042,291      100.00%       16,831        100.00%

(1)      No state in "All Others" represents a percentage of the Pool Balance as of the Cutoff Date in excess of one percent.





-------------------------------------------------------------------------------------------------------------------

                           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
                             RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT OUR FIRST UNION
                                    CAPITAL MARKETS REPRESENTATIVE IMMEDIATELY.



E.       Distribution of Receivables by Remaining Term
------------------------------------------------------


                                                                                         Percent of
                                   Aggregate        Percent of          Number of         Number of
Remaining Term to              Principal Balance   Pool Balance        Receivables       Receivables
-----------------              -----------------   ------------        -----------       -----------

    15 - 20                            6,231             0.00%                1             0.01%
    21 - 25                          410,833             0.19%               77             0.46%
    26 - 30                        1,012,533             0.48%              138             0.82%
    31 - 35                        3,798,515             1.80%              472             2.80%
    36 - 40                        2,595,661             1.23%              283             1.68%
    41 - 45                        3,477,629             1.65%              362             2.15%
    46 - 50                       16,974,351             8.04%            1,665             9.89%
    51 - 55                       14,256,546             6.76%            1,195             7.10%
    56 - 60                      168,509,991            79.85%           12,638            75.09%

      Total                      211,042,291           100.00%           16,831           100.00%



F.       Distribution of Receivables by Original Term
-----------------------------------------------------


                                                                                   Percent of
                           Aggregate           Percent of          Number of        Number of
Original Term to       Principal Balance      Pool Balance        Receivables      Receivables
----------------       -----------------      ------------        -----------      -----------

    21 - 25                    411,124             0.19%                 77             0.46%
    26 - 30                  1,004,721             0.48%                137             0.81%
    31 - 35                      6,444             0.00%                  1             0.01%
    36 - 40                  5,037,067             2.39%                614             3.65%
    41 - 45                  4,292,581             2.03%                451             2.68%
    46 - 50                 17,346,965             8.22%              1,703            10.12%
    51 - 55                 14,155,656             6.71%              1,189             7.06%
    56 - 60                168,787,733            79.98%             12,659            75.21%

      Total                211,042,291           100.00%             16,831           100.00%





-------------------------------------------------------------------------------------------------------------------

                           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
                             RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT OUR FIRST UNION
                                    CAPITAL MARKETS REPRESENTATIVE IMMEDIATELY.




G.       Distribution of Receivables by Original Principal Balance
------------------------------------------------------------------


  Greater                                                                                 Percent of
   Than            Less         Aggregate           Percent of          Number of         Number of
or Equal to        Than     Principal Balance      Pool Balance        Receivables       Receivables
-----------        ----     -----------------      ------------        -----------       -----------

       $0         5,000            388,928             0.18%                 93             0.55%
    5,000        10,000         30,732,229            14.56%              3,694            21.95%
   10,000        15,000        116,093,502            55.01%              9,433            56.05%
   15,000        20,000         49,851,479            23.62%              2,972            17.66%
   20,000        25,000         13,055,679             6.19%                603             3.58%
   25,000                          920,473             0.44%                 36             0.21%

    Total                      211,042,291           100.00%             16,831           100.00%


H.       Distribution of Receivables by Model Year
--------------------------------------------------

                                                                                    Percent of
                             Aggregate           Percent of        Number of         Number of
   Model Year            Principal Balance      Pool Balance      Receivables       Receivables
   ----------            -----------------      ------------      -----------       -----------

Prior to 1990                  10,533             0.00%                2               0.01%
         1990                 976,854             0.46%              135               0.80%
         1991               2,018,773             0.96%              259               1.54%
         1992               5,285,675             2.50%              585               3.48%
         1993              11,621,775             5.51%            1,152               6.84%
         1994              27,963,064            13.25%            2,461              14.62%
         1995              56,407,428            26.73%            4,502              26.75%
         1996              48,426,404            22.95%            3,704              22.01%
         1997              43,013,104            20.38%            3,102              18.43%
         1998              15,266,896             7.23%              926               5.50%
         1999                  51,784             0.02%                3               0.02%

        Total             211,042,291           100.00%           16,831             100.00%




I.       Distribution of Receivables by Program Type
----------------------------------------------------

                                                                                   Percent of
                            Aggregate            Percent of        Number of        Number of
Program                Principal Balance       Pool Balance      Receivables      Receivables
-------                -----------------       ------------      -----------      -----------

Alpha                         96,013,824           45.50%            7,247           43.06%
Delta                         22,344,531           10.59%            1,944           11.55%
First-Time Buyer              18,008,194            8.53%            1,706           10.14%
LINC                           4,944,234            2.34%              382            2.27%
Standard                      68,228,073           32.33%            5,454           32.40%
Super Alpha                    1,503,435            0.71%               98            0.58%

Total                        211,042,291          100.00%           16,831          100.00%

-------------------------------------------------------------------------------------------------------------------

                           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
                             RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT OUR FIRST UNION
                                    CAPITAL MARKETS REPRESENTATIVE IMMEDIATELY.





J.       Distribution of Receivables by Source of Origination
-------------------------------------------------------------

                                                                           Percent of
                  Aggregate           Percent of          Number of         Number of
Source        Principal Balance      Pool Balance        Receivables       Receivables
------        -----------------      ------------        -----------       -----------

CPS              194,415,192            92.12%             15,433            91.69%
LINC               4,955,345             2.35%                383             2.28%
SAMCO             11,671,753             5.53%              1,015             6.03%

Total            211,042,291           100.00%             16,831           100.00%














-------------------------------------------------------------------------------------------------------------------

                           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
                             RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT OUR FIRST UNION
                                    CAPITAL MARKETS REPRESENTATIVE IMMEDIATELY.



K.       Distribution of Receivables by Date of Origination
-----------------------------------------------------------

                                                                                      Percent of
                                 Aggregate         Percent of        Number of         Number of
Date of Origination         Principal Balance     Pool Balance      Receivables       Receivables
-------------------         -----------------     ------------      -----------       -----------

      05/97                        66,446            0.03%                5             0.03%
      09/97                        21,365            0.01%                2             0.01%
      10/97                        41,892            0.02%                5             0.03%
      11/97                       409,285            0.19%               33             0.20%
      12/97                       907,619            0.43%               73             0.43%
      01/98                     9,119,432            4.32%              735             4.37%
      02/98                    76,510,156           36.25%            6,153            36.56%
      03/98                    92,194,090           43.69%            7,337            43.56%
      04/98                    31,772,006           15.05%            2,488            14.78%

      Total                   211,042,291          100.00%           16,831           100.00%















-------------------------------------------------------------------------------------------------------------------

                           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
                             RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT OUR FIRST UNION
                                    CAPITAL MARKETS REPRESENTATIVE IMMEDIATELY.


L.       DEC Table
------------------

                                  Prepayment Speed (ABS)

Month       1.00%           1.50%           1.70%          2.00%           2.50%
-----       -----           -----           -----          -----           -----

  -        100.00%         100.00%         100.00%        100.00%         100.00%
  1         97.92%          97.41%          97.21%         96.90%          96.38%
  2         95.84%          94.84%          94.44%         93.83%          92.80%
  3         93.77%          92.28%          91.68%         90.78%          89.26%
  4         91.70%          89.74%          88.95%         87.76%          85.76%
  5         89.64%          87.22%          86.24%         84.77%          82.30%
  6         87.58%          84.71%          83.56%         81.81%          78.89%
  7         85.53%          82.22%          80.89%         78.89%          75.51%
  8         83.48%          79.75%          78.25%         75.99%          72.19%
  9         81.44%          77.30%          75.64%         73.13%          68.91%
 10         79.40%          74.87%          73.05%         70.30%          65.67%
 11         77.37%          72.46%          70.48%         67.50%          62.49%
 12         75.34%          70.07%          67.94%         64.74%          59.36%
 13         73.33%          67.70%          65.44%         62.02%          56.28%
 14         71.32%          65.36%          62.95%         59.33%          53.25%
 15         69.32%          63.03%          60.50%         56.69%          50.27%
 16         67.32%          60.74%          58.08%         54.08%          47.36%
 17         65.34%          58.46%          55.69%         51.52%          44.50%
 18         63.36%          56.22%          53.34%         49.00%          41.70%
 19         61.40%          54.00%          51.01%         46.52%          38.96%
 20         59.44%          51.80%          48.72%         44.09%          36.29%
 21         57.49%          49.64%          46.47%         41.70%          33.68%
 22         55.56%          47.50%          44.25%         39.36%          31.14%
 23         53.63%          45.39%          42.07%         37.07%          28.66%
 24         51.72%          43.32%          39.93%         34.83%          26.26%
 25         49.82%          41.27%          37.83%         32.64%          23.92%
 26         47.93%          39.26%          35.77%         30.51%          21.67%
 27         46.05%          37.28%          33.75%         28.43%          19.48%
 28         44.19%          35.34%          31.78%         26.41%          17.38%
 29         42.34%          33.43%          29.85%         24.44%          15.35%










-------------------------------------------------------------------------------------------------------------------

                           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
                             RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT OUR FIRST UNION
                                    CAPITAL MARKETS REPRESENTATIVE IMMEDIATELY.



L.       DEC Table (continued)
------------------------------

Month       1.00%           1.50%           1.70%          2.00%           2.50%
-----       -----           -----           -----          -----           -----

 30         40.50%          31.56%          27.96%         22.53%          13.41%
 31         38.68%          29.73%          26.12%         20.69%          11.55%
 32         36.88%          27.94%          24.34%         18.91%           9.78%
 33         35.09%          26.18%          22.60%         17.19%           8.10%
 34         33.32%          24.47%          20.91%         15.53%           6.51%
 35         31.56%          22.80%          19.27%         13.95%           5.01%
 36         29.83%          21.18%          17.69%         12.44%           3.61%
 37         28.11%          19.59%          16.16%         10.99%           2.30%
 38         26.41%          18.06%          14.70%          9.62%           1.10%
 39         24.73%          16.57%          13.29%          8.33%           0.00%
 40         23.08%          15.13%          11.94%          7.11%           0.00%
 41         21.44%          13.75%          10.65%          5.97%           0.00%
 42         19.83%          12.41%           9.42%          4.92%           0.00%
 43         18.23%          11.13%           8.26%          3.95%           0.00%
 44         16.67%           9.90%           7.17%          3.06%           0.00%
 45         15.12%           8.73%           6.15%          2.26%           0.00%
 46         13.60%           7.61%           5.20%          1.56%           0.00%
 47         12.11%           6.55%           4.32%          0.94%           0.00%
 48         10.65%           5.56%           3.51%          0.42%           0.00%
 49          9.21%           4.63%           2.78%          0.00%           0.00%
 50          7.80%           3.76%           2.13%          0.00%           0.00%
 51          6.42%           2.96%           1.56%          0.00%           0.00%
 52          5.07%           2.22%           1.08%          0.00%           0.00%
 53          3.75%           1.56%           0.67%          0.00%           0.00%
 54          2.47%           0.96%           0.36%          0.00%           0.00%
 55          1.22%           0.44%           0.13%          0.00%           0.00%
 56          0.00%           0.00%           0.00%          0.00%           0.00%

 WAL         2.18            1.91            1.80           1.63            1.39











-------------------------------------------------------------------------------------------------------------

                           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
                             RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT OUR FIRST UNION
                                    CAPITAL MARKETS REPRESENTATIVE IMMEDIATELY.

Coupon*               6.150%                   Dated date         05/15/98
Price                 99.99874908              Settlement         05/18/98
BE Yield              6.230%                   First Payment      06/15/98

* Preliminary Coupon - subject to change


    Distribution             Class A         Class A       Class A        Class A
        Date                 Balance        Principal      Interest   Total Cash Flow
    ------------             -------        ---------      --------   ---------------

     Closing                25,000,000
     06/15/98               24,353,099       646,901       128,125       775,026
     07/15/98               23,709,964       643,134       124,810       767,944
     08/15/98               23,070,732       639,232       121,514       760,746
     09/15/98               22,435,541       635,191       118,238       753,429
     10/15/98               21,804,533       631,008       114,982       745,990
     11/15/98               21,177,856       626,677       111,748       738,426
     12/15/98               20,555,658       622,197       108,537       730,734
     01/15/99               19,938,095       617,563       105,348       722,911
     02/15/99               19,325,325       612,771       102,183       714,954
     03/15/99               18,717,508       607,817        99,042       706,859
     04/15/99               18,114,812       602,696        95,927       698,624
     05/15/99               17,517,406       597,406        92,838       690,244
     06/15/99               16,925,465       591,941        89,777       681,717
     07/15/99               16,339,169       586,296        86,743       673,039
     08/15/99               15,758,700       580,469        83,738       664,207
     09/15/99               15,184,247       574,453        80,763       655,216
     10/15/99               14,616,004       568,244        77,819       646,063
     11/15/99               14,054,167       561,837        74,907       636,744
     12/15/99               13,498,939       555,228        72,028       627,255
     01/15/2000             12,950,528       548,411        69,182       617,593
     02/15/2000             12,409,148       541,381        66,371       607,752
     03/15/2000             11,875,015       534,133        63,597       597,730
     04/15/2000             11,348,354       526,661        60,859       587,520
     05/15/2000             10,829,394       518,960        58,160       577,121
     06/15/2000             10,318,369       511,025        55,501       566,526
     07/15/2000              9,815,520       502,849        52,882       555,731
     08/15/2000              9,321,093       494,427        50,305       544,731
     09/15/2000              8,835,341       485,752        47,771       533,523
     10/15/2000              8,358,522       476,819        45,281       522,100
     11/15/2000              7,890,901       467,621        42,837       510,458
     12/15/2000              7,432,749       458,152        40,441       498,593
     01/15/2001              6,984,344       448,405        38,093       486,498
     02/15/2001              6,545,971       438,373        35,795       474,168
     03/15/2001              6,117,921       428,050        33,548       461,598
     04/15/2001              5,700,493       417,429        31,354       448,783
     05/15/2001              5,293,991       406,501        29,215       435,716
     06/15/2001              4,898,730       395,261        27,132       422,393
     07/15/2001              4,515,029       383,701        25,106       408,807
     08/15/2001              4,143,217       371,812        23,140       394,952
     09/15/2001              3,783,629       359,588        21,234       380,822
     10/15/2001              3,436,609       347,019        19,391       366,411
     11/15/2001              3,102,510       334,099        17,613       351,712
     12/15/2001              2,781,692       320,818        15,900       336,718
     01/15/2002              2,474,524       307,168        14,256       321,424
     02/15/2002              2,181,384       293,140        12,682       305,822
     03/15/2002              1,902,658       278,726        11,180       289,906
     04/15/2002              1,638,741       263,916         9,751       273,667
     05/15/2002              1,390,040       248,701         8,399       257,100
     06/15/2002              1,156,968       233,072         7,124       240,196
     07/15/2002                939,950       217,018         5,929       222,948
     08/15/2002                739,419       200,531         4,817       205,348
     09/15/2002                555,821       183,598         3,790       187,388
     10/15/2002                389,609       166,212         2,849       169,060
     11/15/2002                241,249       148,360         1,997       150,357
     12/15/2002                111,217       130,032         1,236       131,268
     01/15/2003                      0       111,217           570       111,787

                                                              05/Settlement Date
                                                           06/First Payment Date

                                 Class A P/Y Table

                                 Prepayment Speed (ABS)

                                 1.00%     1.50%     1.70%     2.00%     2.50%

                 99-24          6.298%    6.317%    6.326%    6.341%    6.368%
                 99-25          6.282%    6.298%    6.306%    6.319%    6.343%
                 99-26          6.265%    6.280%    6.286%    6.297%    6.318%
                 99-27          6.249%    6.261%    6.266%    6.276%    6.293%
                 99-28          6.233%    6.242%    6.247%    6.254%    6.268%
                 99-29          6.217%    6.224%    6.227%    6.233%    6.243%
Security         99-30          6.200%    6.205%    6.207%    6.211%    6.218%
Price            99-31          6.184%    6.186%    6.187%    6.189%    6.193%
                 100-0          6.168%    6.168%    6.168%    6.168%    6.168%
                 100-1          6.151%    6.149%    6.148%    6.146%    6.143%
                 100-2          6.135%    6.130%    6.128%    6.125%    6.118%
                 100-3          6.119%    6.112%    6.109%    6.103%    6.093%
                 100-4          6.103%    6.093%    6.089%    6.081%    6.068%
                 100-5          6.087%    6.075%    6.069%    6.060%    6.043%
                 100-6          6.070%    6.056%    6.050%    6.038%    6.018%
                 100-7          6.054%    6.038%    6.030%    6.017%    5.993%
                 100-8          6.038%    6.019%    6.010%    5.995%    5.968%


                 WAL            2.15      1.86      1.75      1.59      1.36
                 Coupon*        0.060     0.060     0.060     0.060     0.0609

* Preliminary - subject to change
  Run to Call